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                                                                   EXHIBIT 10.16

               AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

          THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is entered into as of December 21, 2000 by and among KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "Seller"), the Investors, Preferred Receivables Funding Corporation ("PREFCO") and BANK ONE, NA, as Agent. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Purchase Agreement referred to below.

                                  WITNESSETH:

          WHEREAS, the parties hereto have entered into a Receivables Purchase Agreement, dated as of December 23, 1999, providing for a receivables purchase facility in an aggregate amount not to exceed $225,000,000 (the "Existing Purchase Agreement, and as amended by this Amendment, the "Purchase Agreement"); and

          WHEREAS, the Seller, PREFCO, the Investors and the Agent desire to make certain amendments and modifications to the Existing Purchase Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.    Amendments to Existing Purchase Agreement.  Subject to and
                -----------------------------------------
conditioned upon the fulfillment of each of the conditions precedent set forth in Section 2 hereto, effective as of the date of this Amendment:

          1.1. Section 1. 1 (e) of the Existing Purchase Agreement is amended to delete the phrase "not to exceed 360 days" contained therein and substitute the phrase "not to exceed 364 days" therefor.

          1.2.  The definition of "Liquidity Termination Date" set forth in
Exhibit I to the Existing Purchase Agreement is amended to delete the terms thereof in their entirety and substitute the following therefor:

                "Liquidity Termination Date" means December 20, 2001 or such later date to which the Agent and the Purchasers may agree in accordance with Section 1. 1 (e).
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          2.    Conditions Precedent to Amendment Effectiveness. The amendments
                -----------------------------------------------
and modifications set forth in Section 1 shall become effective as of date of
                               ---------
this Amendment upon, and are expressly conditioned upon the Agent's receipt of original executed counterparts of this Amendment from the Seller, PREFCO and each Investor.

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          3.    Representations and Warranties. In order to induce the Agent and the Investors to enter into this Amendment, the Seller hereby represents and warrants to the Investors that:

          (a) The execution, delivery and performance by the Seller of this Amendment and each other document to be delivered hereunder to which it is a party, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or by-laws,
          (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property is bound, or (iv) any property, and do not result in the creation or imposition of any Adverse Claim on assets of the Seller. This Amendment has been duly executed and delivered by the Seller.

          (b) This Amendment and the Existing Purchase Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with tits terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

          (c)   The representations and warranties of the Seller set forth in
          Article 3 of the Purchase and Sale Agreement are correct in all material respects on and as of the date hereof as though made on and as of he date hereof.

          (d) As of the effectiveness of this Amendment, no Servicer Default or a Potential Servicer Default has occurred and is continuing.

          4.    Reference to and Effect Upon the Existing Purchase Agreement.
                ------------------------------------------------------------
Upon the effectiveness of this Amendment, each reference in the Existing Purchase Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Existing Purchase Agreement in any other Transaction Document shall mean and be a reference to the Existing Purchase Agreement, as amended hereby.

          5.    Reaffirmation; Consent; Acknowledgement of Modification to Fee
                --------------------------------------------------------------
Letter.  Seller hereby reaffirms to the Agent and each of the Purchasers that,
------
except as modified hereby, the Existing Purchase Agreement and all of the Transaction Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Existing Purchase Agreement shall remain unaltered and in full force and effect. Notwithstanding the foregoing provisions of this Section 5, each of the parties hereto hereby acknowledges that the Fee letter has been amended and restated of the date hereof and that references to the Fee Letter in the Existing Purchase Agreement and the Transaction Documents shall be deemed to be a reference to such Amended and Restated Fee Letter.

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          6.    Choice of Law.  This Amendment shall be governed by and
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construed in accordance with the laws and decisions of the State of Illinois without giving effect to the conflicts of law principles thereunder.

          7.    Counterparts. This Amendment may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.



                           [Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or representatives as of the date hereof.

                                    KOHL'S DEPARTMENT STORES, INC.

                                    By:    /S/
                                       --------------------------------
                                         Arlene Meier
                                         Chief Operating Officer


                                    PREFERRED RECEIVABLES FUNDING CORPORATION

                                    By:    /S/
                                       --------------------------------
                                         Brooks Crankshaw
                                         Managing Director
INVESTORS:

                                    BANK ONE, NA, as an Investor and as Agent

                                    By:    /S/
                                       --------------------------------
                                         Brooks Crankshaw
                                         Authorized Signer

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                                    BANK OF NEW YORK

                                    By:    /S/
                                       --------------------------------
                                    Title:   Vice President


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                                    COMERICA BANK

                                    By:        /S/
                                       --------------------------------
                                         Assistant Vice President

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                                    FIRST UNION NATIONAL BANK

                                    By:        /S/
                                       --------------------------------
                                    Title:  William F. Fox, Vice President

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                                    FIRSTAR BANK MILWAUKEE, N.A

                                    By:        /S/
                                       --------------------------------
                                    Title: James Spredemann, Vice President

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